SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2016

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction	Commission	(I.R.S. Employer
Of incorporation	File Number	Identification No.)

624 Simpson Avenue, Hoquiam, Washington		98550
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On January 25, 2016, Timberland Bancorp, Inc. issued its earnings release for the quarter ended December 31, 2015.  The release also announced the declaration of a quarterly cash dividend of $0.08 per common share.  A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1 Press Release of Timberland Bancorp, Inc. dated January 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: January 25, 2016	By: /s/ Dean J. Brydon
Dean J. Brydon Chief Financial Officer